UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 30, 2011

NFINANSE INC.
(Exact name of registrant specified in its charter)

Nevada	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3923 Coconut Palm Drive, Suite 107, Tampa, Florida	33619
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(813) 367-4400
Not applicable.
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Loan Agreement

As previously disclosed by nFinanSe Inc. (the “Company”) in its Current Report on Form 8-K filed on December 3, 2008, on November 26, 2008, the Company and its wholly owned subsidiary, nFinanSe Payments Inc. (together, the “Borrowers”), entered into an Amended and Restated Loan and Security Agreement (the “Amended and Restated Loan Agreement”).  Additionally, as disclosed by the Company in its Current Report on Form 8-K filed on March 9, 2011, the Borrowers entered into that certain Ninth Amendment to the Amended and Restated Loan Agreement, with Ballyshannon Partners, L.P., Porter Partners, L.P., 5 Star Partnership, Northwood Capital Partners, LP, Ben Joseph Partners, Franz J. Berlacher IRA, Robert Berlacher IRA and Lancaster Investment Partners, LP (collectively, the “Lenders”). Among other things, the Ninth Amendment set the maturity date of the loans under the Amended and Restated Loan Agreement to December 31, 2011.

On December 30, 2011, the Borrowers entered into that certain Tenth Amendment to the Amended and Restated Loan Agreement (the “Tenth Amendment”) with the Lenders. The Tenth Amendment amends the maturity date of the loans under the Amended and Restated Loan Agreement to December 31, 2012.  Additionally, the Tenth Amendment amends the aggregate commitment to $3.0 million from $3.5 million.  The Tenth Amendment establishes a commitment fee equal to 10% of each respective Lender’s commitment (“Commitment Fees”), which is to be paid by the Company by the issuance of shares of its Series E Convertible Preferred Stock, $0.001 par value per share (“Series E Preferred Stock”).

On December 30, 2011, the Company issued 247,556 shares of Series E Preferred Stock to the Lenders in consideration for the Commitment Fees and interest payable to Lenders incurred for the quarter ending December 31, 2011.

A copy of the Tenth Amendment is attached to this Current Report on Form 8-K as Exhibit 99.1, the contents of which are incorporated into this Item 1.01.

Item 3.02.                      Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Series E Preferred Stock and the shares of Common Stock to be issued upon conversion of the Series E Preferred Stock have not been registered under the Securities Act of 1933, as amended (the “Act”). The Company issued the Series E Preferred Stock in reliance on the exemption from registration provided by Section 4(2) of the Act.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1	Tenth Amendment to Amended and Restated Loan and Security Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NFINANSE INC.

Date:	January 5, 2012	By:	/s/ JERRY R. WELCH
Name: Jerry R. Welch Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Tenth Amendment to Amended and Restated Loan and Security Agreement.